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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned executive officer of First BancTrust Corporation (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the three months ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                          /s/ Terry J. Howard
                                          --------------------------------------
                                          Name:  Terry J. Howard
                                          Title: Chief Executive Officer and
                                                 President


Date:  August 13, 2003


A signed original of this written statement required by Section 906 has been provided to First BancTrust Corporation and will be retained by First BancTrust Corporation and furnished to the Securities and Exchange Commission or its staff upon request.